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                                                                  Exhibit (j)(i)

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors and Legal Counsel" and to the use of our report dated November 15, 2000, which is incorporated by reference in this Registration Statement (Form N-1A No. 33-8021) of the SunAmerica Equity Funds.



                                                     /s/ Ernst & Young LLP
                                                    Ernst & Young LLP



New York, New York
November 12, 2001